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                                                                   Exhibit 10.01



                                 THE GENTEK INC.
                            RESTRICTED UNIT PLAN FOR
                             NON-EMPLOYEE DIRECTORS

           1.   PURPOSE

           The purpose of The GenTek Inc. Restricted Unit Plan for Non-Employee Directors (the "Plan") is to provide certain compensation to eligible directors of GenTek Inc. (the "Corporation"), and to encourage the highest level of director performance by providing such directors with a proprietary interest in the Corporation's success and progress by granting them units ("Units"), evidencing a right to receive shares of the Corporation's common stock, par value $.0l per share ("Common Stock"). The Units shall be restricted in accordance with the terms and conditions set forth below ("Restricted Units"). The Plan shall become effective as of April __, 1999 (the "Plan Effective Date").

           2.   ADMINISTRATION

           The Plan shall be administered by the Corporation's Board of Directors (the "Board") or by a committee of the Board (the "Committee"). Any action that may be taken by the Board, other than those specified in Sections 8 and 9, may be taken by the Committee. The Committee shall consist of not less than two members of the Board who are "Non-Employee Directors" within the meaning of Rule 16b-3, as amended ("Rule 16b-3"), under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision thereto. Questions involving eligibility for grants of Restricted Units, entitlement to Restricted Units, or the operation of the Plan shall be referred to the Board or the Committee. All determinations of the Board or the Committee shall be conclusive. The Board and the Committee may obtain such advice or assistance as it deems appropriate from persons not serving on the Board.

           3.   SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

           Shares Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 50,000 shares of Common Stock, subject to adjustment as provided for in Section 9 hereof. Such number of shares of Common Stock shall be issued to participants in the Plan at the direction of the Committee in satisfaction of their awards under the Plan. For purposes of the above limitation, shares of Common Stock underlying any Restricted Units which are forfeited, cancelled, reacquired by the Company or otherwise terminated shall be added back to the shares of Common Stock available for issuance under the Plan. Subject to such overall limitation, shares may be


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issued up to such maximum number pursuant to any award. Shares issuable under the Plan may be (a) authorized but unissued shares or (b) issued shares that have been reacquired by the Company, as determined from time to time by the Board.

           4.   GRANT OF UNITS

           To be eligible to participate in the Plan, a director must not be an officer or employee of the Corporation or any of its subsidiaries or any corporation which is the direct or indirect beneficial owner of 50% or more of the outstanding Common Stock of the Corporation. Every eligible director shall be granted 5,000 Restricted Units, effective as of the date of such eligible director's election to the Board or the closing date of the Company's initial public offering of Common Stock, whichever is later. No shares of Common Stock shall be issued at the time the award of Restricted Units is made. Each eligible director to whom Restricted Units are granted is hereinafter referred to as a "Participant". Each grant of Restricted Units shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Corporation and the Participant.

           5.   RESTRICTED UNIT ACCOUNT

           The Corporation will establish and maintain a Restricted Unit account for and on behalf of each Participant and will record in such account the number of Restricted Units awarded to the Participant. There will be credited to the account of a participant an amount equal to the cash dividend paid upon one share of Common Stock for each Unit whenever the Corporation pays a cash dividend upon its Common Stock (such amounts being referred to herein as "Cash Dividend Equivalents"). Cash Dividend Equivalents will accrue amounts equivalent to interest based on the average interest rate on ten-year U.S. Treasury Notes, as reported by the Federal Reserve Board on a weekly basis and published in The Wall Street Journal. Interest amounts, unless otherwise determined by the Board, will be credited quarterly in arrears based on the unweighted arithmetical average of such Treasury Note rates published on the last day of each week in such calendar quarter. Whenever the Corporation distributes with respect to its Common Stock shares of the stock of a subsidiary of the Corporation, or any other security (other than shares of Common Stock), each Participant's account will be credited with a right to receive a number of such shares for each Unit equal to the number of such shares distributed per share of Common Stock (such credits being referred to herein as "Non-Cash Dividend Equivalents"). No shares of stock will be issued to any Participant at the time they are credited to the Participant's account.


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           6.   RESTRICTIONS AND VESTING

           (a) Restrictions. Subject to the provisions of this Section 5 and
Section 6, the following restrictions shall apply: (i) none of the Restricted Units, Cash Dividend Equivalents or Non-Cash Dividend Equivalents may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of, other than by will or the laws of descent and distribution, and (ii) the Restricted Units and related Cash Dividend Equivalents and Non-Cash Dividend Equivalents in a Participant's account shall not vest in the Participant unless the Participant has remained a non-employee director of the Corporation from the date of the award until the vesting date applicable to such Restricted Units.

           (b) Vesting Award. The Restricted Units in the account of a Participant (including Cash Dividend Equivalents and Non-Cash Dividend Equivalents with respect to such Restricted Units) normally will vest in the Participant as to one-fourth of such Units for each year of service as a non-employee director of the Corporation.

           (c) Termination of Directorship. Except as provided in Sections 5(d), the balance of the Restricted Units (including Cash Dividend Equivalents and Non-Cash Dividend Equivalents with respect to such Restricted Units) in the account that have not vested at the time the Participant ceases to be a non-employee director of the Corporation will thereupon immediately be cancelled.

           (d) Special Vesting. If a Participant ceases to be a non-employee director of the Corporation by reason of death or disability, the balance of non-vested Restricted Units (including Cash Dividend Equivalents and Non-Cash Dividend Equivalents with respect to such Restricted Units) in his account will vest immediately. "Disability" shall mean a medically determinable physical or mental impairment which renders a Participant substantially unable to function as a director of the Corporation. Such Restricted Units will be considered as having vested as of the last day of the Participant's directorship.

           7.   PAYMENT OF RESTRICTED UNITS

           (a) Payment Date. The value of all Restricted Units that vest in the Participant under the provisions of the Plan (and Cash and Non-Cash Dividend Equivalents with respect to such vested Restricted Units) will be payable by the Corporation to the Participant or the Participant's beneficiary or estate on the last day of the calendar month in which such Participant ceases to be a director of the Corporation, or if such day is not a business day, then on the next following regular business day.


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           (b) Payment Deferred. If the Participant desires that payment of an installment of vested Restricted Units (and related Cash Dividend Equivalents and Non-Cash Dividend Equivalents) be made at some date later than the date set forth in Section 6(a), he shall notify the Secretary of the Corporation in writing of the date (which shall be at least one year after the date the Participant ceases to be a director of the Corporation) on which payment shall be made. In no event may payment occur later than the death of the Participant. This notice, which shall be irrevocable, must be delivered to the Secretary of the Corporation prior to the end of the calendar year preceding the calendar year in which the installment of Restricted Units vests or in the case of the installment of Restricted Units that vest during the director's first year of service, within 30 days after joining the Board.

           (c) Form of Payment. The Corporation will deliver to the Participant on the payment date (i) one share of Common Stock for each Restricted Unit in the account, (ii) cash equal to the Cash Dividend Equivalents (and amounts equivalent to interest thereon) in the account, and (iii) shares of stock equal to the Non-Cash Dividend Equivalents in the account.

           8.   REGULATORY COMPLIANCE AND LISTING

           The issuance or delivery of any shares of Common Stock or other stock may be postponed by the Corporation for such period as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or delivery of such shares, and the Corporation shall not be obligated to issue or deliver any shares of Common Stock or other stock if the issuance or delivery of such shares shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange. The Corporation shall use reasonable efforts to comply with any such requirements.

           9.   ADJUSTMENT IN EVENT OF CHANGES IN CAPITALIZATION

           In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares of the Corporation, the Board may make such equitable adjustments (taking into account Section 4 hereof) in the number of Units authorized to be granted as Restricted Units, to the class of stock covered by such Units, or to any outstanding Restricted Units, as it may deem appropriate in order to prevent dilution or enlargement of rights.


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           10.   TERMINATION OR AMENDMENT OF THE PLAN

           The Board may at any time terminate the Plan and may from time to time alter or amend the Plan or any part thereof (including any amendment deemed necessary to ensure that the Corporation may comply with any regulatory requirement referred to in Section 7), provided that, unless otherwise required by law, the rights of a Participant with respect to Restricted Units granted prior to such termination, alteration or amendment may not be impaired without the consent of such Participant and, further, to the extent required by Rule 16b-3, any applicable law or any other governing rules or regulations, no alteration or amendment may be made without the approval of the Corporation's stockholders.

           11.  CHANGE OF CONTROL PROVISIONS

           Upon the occurrence of a Change of Control as defined in this Section 11:

           (a) Restrictions and conditions on all Restricted Units and related dividend equivalents shall automatically be deemed waived, and the recipients of such Restricted Units and related dividend equivalents shall become entitled to receipt of the Common Stock subject to such Restricted Units and related dividend equivalents.

           (b) The Committee may at any time prior to a Change of Control waive any restrictions or conditions of any Restricted Units and related dividend equivalents to the extent it shall in its sole discretion determine.

           (c) "Change of Control" shall mean the occurrence of any one of the following events:

           (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries, or any record or beneficial holder of any Stock or Class B Common Stock of the Company as of the Effective Date or any descendant, other family member, any affiliate thereof or any trust for the benefit of any of the foregoing (collectively, the "Excluded Holders")), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing (A) 35% or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of a majority of the Company's Board of Directors ("Voting Securities") (other than as a result of an acquisition of securities


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      directly from the Company) and (B) more of the combined voting power of the Company's Voting Securities than is possessed by the Voting Securities beneficially owned by the Excluded Holders; or

           (ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

           (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate a majority of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any),
      (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

           Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other Voting Securities outstanding, increases the proportionate voting power represented by the Voting Securities beneficially owned by any person to 35% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in the preceding clause of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

           12.  MISCELLANEOUS

           (a) Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any director for reelection by the stockholders of the Corporation.


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           (b) To the extent required by Rule 16b-3, the provisions of Section 4 shall not be amended more than once in any six-month period, other than to comport with changes in the Internal Revenue Code of 1986, or the Employee Retirement Income Security Act of 1974, as either of them may be amended from time to time.

           (c) The shares of Common Stock as to which Restricted Units are granted under the Plan may be either authorized but unissued shares or issued shares that have been or may be reacquired by the Corporation, as determined from time to time by the Board.

           (d) All questions pertaining to the construction, validity and effect of the Plan, or to the rights of any person under the Plan, shall be determined in accordance with the laws of the State of Delaware.


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